Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ  08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

SECOND QUARTER 2012 FINANCIAL RESULTS

•                  Non-GAAP total revenue of $67.2 million increases 21% year-over-year

•                  Non-GAAP operating income of $17.4 million increases 49% year-over-year and represents 26% non-GAAP operating margin

•                  Non-GAAP EPS of $0.29 increases 38% year-over-year

BRIDGEWATER, NJ — August 1, 2012 — Synchronoss Technologies, Inc. (NASDAQ: SNCR), the mobile innovation company that provides activation and content management solutions for mobile devices, today announced financial results for the second quarter of 2012.

“Synchronoss executed at a high level during the second quarter, achieving non-GAAP revenue and profitability that were in the upper half or above the high-end of our guidance,” said Stephen G. Waldis, Founder and Chief Executive Officer of Synchronoss.

Waldis added, “We believe it is increasingly clear that consumers will look to carriers for cloud-based content management solutions that can and will co-exist with those of major operating systems vendors.  Synchronoss is becoming entrenched as a key enabler of carriers’ cloud strategies, evidenced by an additional major expansion of our relationship with Verizon and our agreement to deploy cloud-based content management services at a new Tier 1 European carrier.  At the same time, we recently had another significant expansion of our relationship with Vodafone related to our enterprise activation platform.

For the second quarter of 2012, on a GAAP basis, Synchronoss reported net revenues of $67.0 million, representing an increase of 22% compared to the second quarter of 2011.  Gross profit was $40.4 million and income from operations was $15.4 million in the second quarter of 2012.  Net income applicable to common stock was $11.9 million, leading to diluted earnings per share of $0.31, compared to $0.06 for the second quarter of 2011.

On a non-GAAP basis, for the second quarter of 2012, Synchronoss reported net revenues, which adds back the purchase accounting adjustment related to revenues for certain acquisitions, of $67.2 million, an increase of 21% compared to the second quarter of 2011.  Gross profit was $41.4 million, representing a gross margin of 62%.  Income from operations was $17.5 million, representing a year-over-year increase of 49% and an operating margin of 26%.  Net income was $11.2 million, leading to diluted earnings per share of $0.29, an increase of 38% compared to $0.21 for the second quarter of 2011.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Lawrence R. Irving, Chief Financial Officer and Treasurer, said “In addition to growth at AT&T, Synchronoss was able to execute on its plan to diversify its revenue, with non-AT&T revenue representing a clear majority of our business for the first time in our history. Much of this growth in non-AT&T revenue is being driven by the increasing adoption of our cloud-based content management services by global service providers, which also helped to drive our non-GAAP gross margin to the highest level since Synchronoss has been a public company.  In addition to expanding our addressable market opportunity, we believe the continued expansion of our cloud-based platform is further improving the long-term operating leverage inherent in our business model.”

Other Second Quarter 2012 and Recent Business Highlights:

•                  Business outside of the AT&T relationship accounted for approximately $37.3 million of non-GAAP revenue, representing approximately 56% of total revenue.  Verizon Wireless remained the largest contributor to Synchronoss’ business outside of AT&T, representing over 10% of Synchronoss’ revenue for the quarter.  Business related to AT&T accounted for approximately $29.9 million of non-GAAP revenue, representing the other 44% of total revenue.

•                  On May 7, 2012, Synchronoss acquired privately-held SpeechCycle, Inc., a speech-enabled customer self-service company,

•                  On May 8, 2012, Synchronoss’ board of directors authorized a stock repurchase program under which the company may repurchase up to $25 million of its common stock.

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Wednesday, August 1, 2012, at 4:30 p.m. (ET) to discuss the company’s financial results.  To access this call, dial 866-804-6927 (domestic) or 857-350-1673 (international). The pass code for the call is 14549848. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available at 888-286-8010 (domestic) or 617-801-6888 (international). The replay pass code is 93509571. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies (NASDAQ: SNCR) is the mobile innovation company that provides activation, and content management solutions for mobile devices across the globe.  For more information visit us at:

Web: www.synchronoss.com
Blog: http://blog.synchronoss.com
Twitter: http://twitter.com/synchronoss

Forward-looking Statements

This document may include certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption “Risk Factors” in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2011 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss, ConvergenceNow, InterconnectNow, ConvergenceNow Plus+ and SmartMobility are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$35,081	$69,430
Marketable securities	65,175	51,504
Accounts receivable, net of allowance for doubtful accounts of $371 and $356 at June 30, 2012 and December 31, 2011, respectively	61,417	57,387
Prepaid expenses and other assets	17,472	16,061
Deferred tax assets	3,895	3,938
Total current assets	183,040	198,320
Marketable securities	22,789	31,642
Property and equipment, net	49,539	34,969
Goodwill	66,646	54,617
Intangible assets, net	76,722	63,969
Deferred tax assets	11,654	12,606
Other assets	2,334	2,495
Total assets	$412,724	$398,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,698	$7,712
Accrued expenses	19,857	24,153
Deferred revenues	7,773	8,834
Contingent consideration obligation	2,097	4,735
Total current liabilities	33,425	45,434
Lease financing obligation - long term	9,254	9,241
Contingent consideration obligation - long-term	1,403	8,432
Other liabilities	1,044	948
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at June 30, 2012 and December 31, 2011	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 41,933 and 41,063 shares issued; 39,054 and 38,394 outstanding at June 30, 2012 and December 31, 2011, respectively	4	4
Treasury stock, at cost (2,879 and 2,669 shares at June 30, 2012 and December 31, 2011, respectively)	(47,485)	(43,712)
Additional paid-in capital	327,113	307,586
Accumulated other comprehensive loss	(850)	(699)
Retained earnings	88,816	71,384
Total stockholders’ equity	367,598	334,563
Total liabilities and stockholders’ equity	$412,724	$398,618

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net revenues	$66,990	$54,817	$131,550	$107,695
Costs and expenses:
Cost of services (2)(3)(4)*	26,631	25,878	55,252	50,489
Research and development (2)(3)(4)	12,570	10,055	25,446	20,158
Selling, general and administrative (2)(3)(4)	11,060	10,648	21,450	20,795
Net change in contingent consideration obligation	(4,628)	(85)	(5,408)	2,831
Depreciation and amortization	5,962	3,722	11,133	7,080

Total costs and expenses	51,595	50,218	107,873	101,353

Income from operations	15,395	4,599	23,677	6,342
Interest income	330	137	728	256
Interest expense	(241)	(238)	(480)	(475)
Other income (5)	779	176	793	167

Income before income tax expense	16,263	4,674	24,718	6,290
Income tax expense	(4,314)	(1,470)	(7,286)	(2,947)

Net income	$11,949	$3,204	$17,432	$3,343

Net income per common share:
Basic (1)	$0.31	$0.07	$0.46	$0.13
Diluted (1)	$0.31	$0.06	$0.45	$0.12

Weighted-average common shares outstanding:
Basic	38,353	37,541	38,207	37,144
Diluted	39,075	38,827	39,123	38,508

* Cost of services excludes depreciation which is shown separately.

(1) Adjustment to net income for equity mark-to-market on contingent consideration obligation:
Net income	$11,949	$3,204	$17,432	$3,343
Income effect for equity mark-to-market on contingent consideration obligation, net of tax	—	(681)	—	1,466
Net income applicable to shares of common stock for earnings per share	$11,949	$2,523	$17,432	$4,809

(2) Amounts include fair value stock-based compensation as follows:
Cost of services	$891	$1,125	$2,136	$2,257
Research and development	1,227	953	2,655	1,785
Selling, general and administrative	2,421	2,589	4,959	5,185
Total fair value stock-based compensation expense	$4,539	$4,667	$9,750	$9,227

(3) Amounts include acquisition and restructuring costs as follows:
Cost of services	$—	$15	$—	$15
Research and development	208	143	209	249
Selling, general and administrative	159	95	424	283
Total acquisition and restructuring costs	$367	$253	$633	$547

(4) Amounts include fair value earn-out cash and stock compensation as follows:
Cost of services	$—	$121	$—	$245
Research and development	(98)	(33)	116	433
Selling, general and administrative	(116)	975	136	1,710
Total fair value earn-out cash and stock compensation expense	$(214)	$1,063	$252	$2,388

(5) Amounts include Fx change of the contingent consideration obligation as follows:
Other income	$347	$—	$114	$—

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Non-GAAP financial measures and reconciliation:

GAAP Revenue	$66,990	$54,817	$131,550	$107,695
Add: Deferred Revenue Write-Down	170	554	516	1,087
Non-GAAP Revenue	$67,160	$55,371	$132,066	$108,782

GAAP Revenue	$66,990	$54,817	$131,550	$107,695
Less: Cost of Services	26,631	25,878	55,252	50,489
GAAP Gross Margin	40,359	28,939	76,298	57,206
Add: Deferred revenue write-down	170	554	516	1,087
Add: Fair value stock-based compensation	891	1,125	2,136	2,257
Add: Acquisition and restructuring costs	—	15	—	15
Add: Deferred compensation expense - earn-out	—	121	—	245

Non-GAAP Gross Margin	$41,420	$30,754	$78,950	$60,810

Non-GAAP Gross Margin %	62%	56%	60%	56%

GAAP income from operations	$15,395	$4,599	$23,677	$6,342
Add: Deferred revenue write-down	170	554	516	1,087
Add: Fair value stock-based compensation	4,539	4,667	9,750	9,227
Add: Acquisition and restructuring costs	367	253	633	547
Add: Net change in contingent consideration obligation	(4,628)	(85)	(5,408)	2,831
Add: Deferred compensation expense - earn-out	(214)	1,063	252	2,388
Add: Amortization expense	1,820	660	3,295	1,320
Non-GAAP income from operations	$17,449	$11,711	$32,715	$23,742

GAAP net income attributable to common stockholders	$11,949	$3,204	$17,432	$3,343
Add: Deferred revenue write-down, net of tax	115	384	338	783
Add: Fair value stock-based compensation, net of tax	3,029	3,227	6,380	6,643
Add: Acquisition and restructuring costs, net of taxes	243	174	414	394
Add: Net change in contingent consideration obligation, net of Fx change, net of tax	(5,170)	(145)	(5,522)	2,039
Add: Deferred compensation expense - earn-out, net of tax	(135)	727	165	1,720
Add: Amortization expense, net of tax	1,207	457	2,156	951

Non-GAAP net income	$11,238	$8,028	$21,363	$15,873

Diluted non-GAAP net income per share	$0.29	$0.21	$0.55	$0.41

Weighted shares outstanding - Diluted	39,075	38,827	39,123	38,508

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2012	2011
Operating activities:
Net income	$17,432	$3,343
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	11,133	7,080
Loss on disposal of asset	214	—
Amortization of bond premium	665	134
Deferred income taxes	438	(1,575)
Non-cash interest on leased facility	460	458
Stock-based compensation	9,750	10,053
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(2,165)	(11,570)
Prepaid expenses and other current assets	2,844	(675)
Other assets	(170)	(68)
Accounts payable	(4,517)	965
Accrued expenses	(5,658)	(1,022)
Contingent consideration obligation	(8,803)	1,942
Excess tax benefit from the exercise of stock options	(4,864)	(6,080)
Other liabilities	82	(42)
Deferred revenues	(558)	9,685

Net cash provided by operating activities	16,283	12,628

Investing activities:
Purchases of fixed assets	(21,863)	(7,356)
Purchases of marketable securities available-for-sale	(13,013)	(27,052)
Maturity of marketable securities available-for-sale	7,603	1,934
Business acquired, net of cash	(26,467)	(7,823)

Net cash used in investing activities	(53,740)	(40,297)

Financing activities:
Proceeds from the exercise of stock options	4,912	11,027
Payments on contingent consideration obligation	(2,268)	(8,286)
Excess tax benefit from the exercise of stock options	4,864	6,080
Repurchase of common stock	(3,773)	(7,796)
Payments on capital obligations	(480)	(496)
Net cash provided by financing activities	3,255	529
Effect of exchange rate changes on cash	(147)	181
Net decrease in cash and cash equivalents	(34,349)	(26,959)
Cash and cash equivalents at beginning of year	69,430	180,367
Cash and cash equivalents at end of period	$35,081	$153,408

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2012	2011
Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$16,283	$12,628
Add: Tax benefits from stock options exercised	4,864	6,080
Add: Cash payments on settlement of Earn-out	3,533	2,383
Adjusted cash flow provided by operating activities (Non-GAAP)	$24,680	$21,091

SOURCE: Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc.

Investor:

Brian Denyeau, 646-277-1251

investor@synchronoss.com

or

Media:

Stacie Hiras, 908-547-1260

Stacie.hiras@synchronoss.com